                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        Amedia Networks, Inc. (the "Company") has entered into a Bridge Loan Agreement dated as of March 13, 2006 (the "Loan Agreement") with Double U Master Fund L.P, an institutional investor (the "Investor"), pursuant to which, on March 14, 2006, the Investor loaned the Company $500,000 (before the payment of offering related fees and expenses). Since December 23, 2005, the Investor has loaned the Company the aggregate principal amount of $2.0 million (including the loan being reported hereunder). The terms and conditions of the $1.5 million in principal amount that were previously advanced by the Investor under bridge loan agreements entered into prior to the Loan Agreement that is the subject of this Current Report were disclosed in the Company's Current Reports on Form 8-K that were filed on December 23, 2005 and March 7, 2006. During this period the Company also borrowed $1.0 million in principal amount from other investors (the "Other Prior Investors") under bridge loan agreements, the terms of which were disclosed in the Company's Current Reports on Form 8-K that were filed on December 23, 2005 and January 26, 2006. The bridge loan agreements referred to in the Company's Current Reports on Form 8-K that were filed December 23, 2005, January 26, 2006 and March 7, 2006 are referred to collectively as the "Previous Bridge Loan Agreements." In total, the Company has borrowed $2.5 million in aggregate principal amount under the Previous Bridge Loan Agreements.

        To secure the Company's obligations under the Loan Agreement, the Company granted the Investor a security interest in substantially all of its assets, including without limitation its intellectual property, on the terms and conditions of a Security Interest Agreement (the "Security Agreement") dated as of March 13, 2006. The security interest granted under the Security Agreement is junior and subordinated to the security interest the Company granted to the Investor and Other Prior Investors to secure the Company's obligations under the Previous Bridge Loan Agreements. The security interest granted under the Security Agreement terminates upon payment or satisfaction of all of the Company's obligations under the Loan Agreement.

        Pursuant to the Loan Agreement, on March 14, 2006 the Company issued to the Investor a secured promissory note in the principal amount of $526,335 (the "Note"), representing an original issue discount of 5.267% through June 1, 2006. The Note is scheduled to mature on the date (the "Maturity Date") that is the earlier of (i) the date on which the Company completes a subsequent financing that generates, on a cumulative basis together with any other interim financings, gross proceeds to the Company of at least $3.5 million or (ii) June 1, 2006. Prior to the Maturity Date, the Company may, at its option, prepay the
Note in whole or in part at any time without premium or penalty. If not paid at maturity, interest on the Note will accrue at 14% per annum from the Maturity Date until the actual date of payment.

        Under the terms of the Note, the holder may declare the Note immediately due and payable upon the occurrence of any of the following events of default:
(i) the Company's failure to pay principal and interest when due on this Note or any other note issued pursuant to Previous Bridge Loan Agreements, (ii) the Company's material breach of any of the representations or warranties made in the Loan Agreement, the Note or the other transaction documents, (iii) the Company's failure to observe any undertaking contained in the Note or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice thereof, (iv) the Company's insolvency or liquidation or a bankruptcy event, or (v) the entry of money judgment or similar process in excess of $750,000 if such judgment remains unvacated for 60 days.

        In connection with the closing under the Loan Agreement, the Company issued to the Investor a five-year warrant to purchase in the aggregate up to 250,000 shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at a per share exercise price of $1.50 (the "Bridge Loan Warrant"). The exercise price of the Bridge Loan Warrant is subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger or, under certain circumstances (including obtaining appropriate consent of certain other parties), if prior to the expiration of exercise period, the Company issues warrants having a lower exercise price to investors in a subsequent financing transaction. The holder of the Bridge Loan Warrant is entitled to exercise the warrant on a cashless basis at any time following the first anniversary of its issuance if, at the time of exercise, there is no effective registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Bridge Loan Warrant.

        Under the Loan Agreement, the Company granted to the Investor piggy-back registration rights with respect to the shares of Common Stock issuable upon exercise of the Bridge Loan Warrant.

        The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 1.01 and Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATED:  MARCH 16, 2006                  /s/ Frank Galuppo
                                        -----------------
                                        FRANK GALUPPO
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER